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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF AUGUST 1, 2004, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2004-2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                  333-111379               06-1442101
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                  06830
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 8.01. OTHER EVENTS

Description of the Certificates and the Mortgage Pool

                  On August 6, 2004, a single series of certificates, entitled
Finance America Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series
2004-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the
"Depositor"), HomEq Servicing Corporation, as servicer (the "Servicer") and
Deutsche Bank National Trust Company as trustee (the "Trustee"). The
Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1
Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class
M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class
M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class
M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class
B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P
Certificates", "Class R Certificates" and "Class R-X Certificates". The
Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the
"Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $705,388,300 as of August 1, 2004 (the
"Cut-off Date"). The Mortgage Loans were purchased pursuant to an Assignment
Agreement, dated August 4, 2004 (the "Assignment Agreement"), among Greenwich
Capital Financial Products, Inc. ("Assignor"), Financial Asset Securities Corp.
("Assignee") and Finance America, LLC (the "Originator"). The Class I-A1
Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3
Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3
Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6
Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9
Certificates, Class B-1 Certificates, Class B-2 Certificates, Class R
Certificates and Class R-X Certificates were sold by the Depositor to Greenwich
Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting
Agreement, dated August 4, 2004 (the "Underwriting Agreement") among the
Depositor, the Underwriter, Wachovia Capital Markets, LLC and WAMU Capital Corp.


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                                       -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                      Initial Certificate Principal
Class                   Balance or Notional Amount            Pass-Through Rate
-----                   --------------------------            -----------------
 I-A1                        $375,737,000.00                       Variable
II-A1                        $ 39,000,000.00                       Variable
II-A2                        $123,400,000.00                       Variable
II-A3                        $ 15,594,000.00                       Variable
Class M-1                    $ 26,452,000.00                       Variable
Class M-2                    $ 22,925,000.00                       Variable
Class M-3                    $ 15,871,000.00                       Variable
Class M-4                    $ 10,581,000.00                       Variable
Class M-5                    $ 14,108,000.00                       Variable
Class M-6                    $ 12,344,000.00                       Variable
Class M-7                    $ 10,581,000.00                       Variable
Class M-8                    $ 10,581,000.00                       Variable
Class M-9                    $  8,817,000.00                       Variable
Class B-1                    $  8,817,000.00                       Variable
Class B-2                    $  5,290,000.00                       Variable
Class C                      $  5,290,200.41                       Variable
Class P                          $ 100.00                            N/A
 Class R                           100.00%                           N/A
Class R-X                          100.00%                           N/A
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            The Certificates, other than the Class C Certificates, the Class P
Certificates, Class B-1 Certificates, Class B-2 Certificates, Class R
Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the
Prospectus Supplement, dated August 4, 2004, as previously filed with the
Securities and Exchange Commission pursuant to Rule 424(b). The Class C
Certificates, the Class P Certificates, the Class B-1 Certificates, the Class
B-2 Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01.  EXHIBITS

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits


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                                       -4-


      EXHIBIT NO.      DESCRIPTION
           4.1         Pooling and Servicing Agreement, dated as of August 1,
                       2004, by and among Financial Asset Securities Corp. as
                       Depositor, HomEq Servicing Corporation as Servicer and
                       Deutsche Bank National Trust Company as Trustee, relating
                       to the Series 2004-2 Certificates.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2004

                                       FINANCIAL ASSET SECURITIES CORP.


                                       By: /s/ Frank Skibo
                                          -----------------------------------
                                       Name:   Frank Skibo
                                       Title:  SVP


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

                                INDEX TO EXHIBITS




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of August                            7
                       1, 2004, by and among Financial Asset Securities
                       Corp. as Depositor, HomEq Servicing Corporation as
                       Servicer and Deutsche Bank National Trust Company
                       as Trustee, relating to the Series 2004-2 Certificates.
